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                                                                   Exhibit 3.103


STATE OF NEW YORK    }
                       SS:
DEPARTMENT OF STATE  }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON JUL 22 2002


[SEAL]

                                                        /s/ [ILLEGIBLE]
                                               SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

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                                  S E R V I C O

                          CERTIFICATE OF INCORPORATION

                                       OF

                               R.A. BRONSON, INC.

                Under Section 402 of the Business Corporation Law

     The undersigned, a natural person of the age of eighteen years or over desiring to form a corporation pursuant to the provisions of the Business Corporation Law of the State of New York, hereby certifies as follows:

          FIRST:  The name of the corporation is

                               R.A. BRONSON, INC.

hereinafter sometimes called "the corporation."

          SECOND: The purpose for which it is formed is as follows:

     The purpose for which this corporation is organized is to engage in any lawful act or activity for which corporations may be formed under the Business Corporation Law provided that the corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board, agency or other body, without such consent or approval first being obtained.

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     For the accomplishment of the aforesaid purposes, and in furtherance thereof, the corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York.

          THIRD: The office of the corporation in the State of New York is to be located in the County of St. Lawrence.

          FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 200, no par value.

          FIFTH: The Secretary of State is designated as the agent of the corporation upon whom process against the corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is Route 2, Potsdam, New York.

          IN WITNESS WHEREOF I hereunto sign my name and affirm that statements made herein are true under the penalties of perjury this 4th day of January 1988.

Incorporator:                                /s/ Mary E. Smith
                                             ----------------------

Address:                                     Mary E. Smith
                                             283 Washington Avenue
                                             Albany, New York 12206

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                                                          STATE OF NEW YORK
                                                         DEPARTMENT OF STATE

                                                         FILED JAN 05 1988

                                                         AMT. OF CHECK $ 120
                                                         FILING FEE $ 100
                                                         TAX $ 10
                                                         COUNTY FEE $___________
                                                         COPY $_________________
                                                         CERT $_________________
                                                         REFUND $_______________
                                                         SPEC HANDLE $ 10

                                                         BY /s/ [ILLEGIBLE]
                                                            ----------------
                                                            [ILLEGIBLE]

[SEAL]

                          CERTIFICATE OF INCORPORATION

                                       OF

                               R.A. BRONSON, INC.

                Under Section 402 of the Business Corporation Law


                                  S E R V I C O


               FILER:

               Fischer, Hughes & Bessette
               130 East Main Street
               Malone, New York 12953

STATE OF NEW YORK    }
                        SS:
DEPARTMENT OF STATE  }

I HEREBY CERTIFY THAT THE ANNEXED COPY HAS BEEN COMPARED WITH THE ORIGINAL DOCUMENT IN THE CUSTODY OF THE SECRETARY OF STATE AND THAT THE SAME IS A TRUE COPY OF SAID ORIGINAL.

     WITNESS MY HAND AND SEAL OF THE DEPARTMENT OF STATE ON JUL 22 2002

[SEAL]

                                                     /s/ [ILLEGIBLE]
                                            SPECIAL DEPUTY SECRETARY OF STATE

DOS-1266 (7/00)

                                                                   F981029000691

                              CERTIFICATE OF MERGER

                                       OF

                              RAB ACQUISITION, INC.

                                       AND

                               R.A. BRONSON, INC.

                                      INTO

                               R.A. BRONSON, INC.

                Under Section 904 of the Business Corporation Law

     We, the undersigned, being respectively the Vice President and Assistant Secretary of RAB Acquisition, Inc., and the President and Secretary of R.A. Bronson, Inc., certify:

The Agreement and Plan of the Merger was adopted by the board of directors of each constituent corporation.

     1.   The name of each constituent corporation is as follows:

                  RAB Acquisition, Inc., and R.A. Bronson, Inc.

     2.   The name of the surviving corporation is:

                               R.A. Bronson, Inc.

     3. The number of outstanding shares of RAB Acquisition, Inc. is ten (10) shares without par value, all of which are entitled to vote. The number of outstanding shares of R.A. Bronson, Inc. is seventy two (72) shares without par value, all of which shares are entitled to vote.

     4. The Certificate of Incorporation of RAB Acquisition, Inc., was filed by the Department of State on the 8th day of October, 1998 and the Certificate of Incorporation of R.A. Bronson, Inc., was filed by the Department of State on January 5, 1988.

     5. The Merger was authorized by the Unanimous Written Consent of all outstanding shares of RAB Acquisition, Inc., entitled to

                                        1
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          vote thereon and by the Unanimous Written Consent of all outstanding shares of R.A. Bronson, Inc., entitled to vote thereon.

     6. The Merger shall be effective on the filing of this Certificate of Merger by the Department of State.

     IN WITNESS WHEREOF, the undersigned have each signed this certificate and affirmed the truth of the statements contained therein under penalty of perjury this 25th of October, 1998.

                                         RAB ACQUISITION, INC.


                                         By: /s/ Jerry S. Cifor
                                             -----------------------------------
                                             Jerry S. Cifor, Vice President
                                             and Assistant Secretary

                                        2
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                                             R.A. BRONSON, INC.

                                         By: /s/ Robert A. Bronson
                                             -----------------------------------
                                             Robert A. Bronson, President

                                         By: /s/ James R. Bruno
                                             -----------------------------------
                                             James R. Bruno, Secretary

                                        3
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                                                                   F981029000691

                              CERTIFICATE OF MERGER

                                       OF

                              RAB ACQUISITION, INC.

                                       AND

                               R.A. BRONSON, INC.

                                      INTO

                               R.A. BRONSON, INC.

                Under Section 904 of the Business Corporation Law

[NATIONWIDE INFORMATION SERVICES INC LOGO]

                         52 James Street
                         Albany, NY 12207

                         (800) 873-3482
                         (800) 234-8522 FAX

                         * FILER:

                         JACK QUIGLEY
                         Corporate Assistant Manager

                                                              STATE OF NEW YORK
                                                             DEPARTMENT OF STATE
                                                           FILED OCT 29 1998
                                                           TAX $ 0
                                                           BY: /s/ [ILLEGIBLE]
                                                              ----------------
                                                              ST LAWRENCE

                                                                    981029000713

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